Exhibit 99.1

KPMG LLP
Suite 900
8350 Broad Street
McLean, VA 22102

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Bankers Healthcare Group LLC (the “Company”)

Credit Suisse Securities (USA) LLC

(together, the “Specified Parties”)

Re: Bankers Healthcare Group Securitization Trust 2020-A – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on specified attributes identified by the Company in an electronic data file entitled “BHG Loan Tape 06-18- 2020.xlsx” (the “Data File”), provided by the Company on June 18, 2020, containing certain information related to 3,253 small business loans and unsecured consumer loans (the “Loans”) as of the close of business on June 17, 2020 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Bankers Healthcare Group Securitization Trust 2020-A. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts, number of months, and percentages were within $1.00, 0.1 months, and 0.1%, respectively.

•	The term “Source Documents” means the following information sources provided by the Company:

•	Loan Agreement;

•	Promissory Note;

•

An electronic data file entitled “BHG Loan Tape 06-22-2020” provided by the Company on June 22, 2020, containing MaturedDate, Risk Grade, DTI, UseofFunds, INCOME, FICO, APR, yearslicensed, BusinessStructureType, Industry, Specialty, AcquisitionChannel, DelinquencyStatus, BorrowerBalance, UCCAssignment, Lockout, IsOrganic, and DeferralStatus for 180 small business and consumer loans generated from the Company’s asset system of record (the “Company’s Asset System”);

a.

We were instructed by the Company to randomly select a sample of 180 Loans from the Data File (the “Sample Loans”). A listing of the Sample Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Loans we were instructed to randomly select from the Data File.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

b.

For each Sample Loan, we compared or recomputed the attributes listed below in the Data File to or using the Source Documents. The Specified Parties indicated that the absence of any of the specified Source Documents or the inability to agree the indicated information from the Data File to the Source Documents, utilizing the instructions provided by the Company listed below, constituted an exception. The Source Documents are listed in the order of priority until such attribute was agreed.

Attribute	Source Documents/ Instructions

ApplicationNum	Loan Agreement or Promissory Note, Company’s Asset System

LoanType	Loan Agreement or Promissory Note

TotalFinanceAmount	Loan Agreement or Promissory Note

Term	Loan Agreement or Promissory Note

Rate	Loan Agreement or Promissory Note

Payment	Loan Agreement or Promissory Note

FirstPaymentDate	Loan Agreement or Promissory Note

MaturedDate	Loan Agreement or Promissory Note, Company’s Asset System

Risk Grade	Company’s Asset System

DTI	Loan Agreement or Promissory Note, Company’s Asset System

UseOfFunds

Loan Agreement or Promissory Note, Company’s Asset System

For purposes of this procedure, the Company informed us that UseOfFunds is only available for small business loans and will equal “NULL” in the Data File for unsecured consumer loans.

GuarantorStateCode	Loan Agreement or Promissory Note

INCOME	Loan Agreement or Promissory Note, Company’s Asset System

FICO

Loan Agreement or Promissory Note, Company’s Asset System

For purposes of this procedure, in instances where there were two FICO scores in the Source Documents, the Company instructed us to recompute FICO as the average of the two scores rounded down to the nearest whole number.

APR	Loan Agreement or Promissory Note, Company’s Asset System

Attribute	Source Documents/ Instructions

YearsLicensed	Company’s Asset System

BusinessStructureType	Company’s Asset System

Industry	Company’s Asset System

Specialty	Loan Agreement or Promissory Note, Company’s Asset System

AcquisitionChannel	Company’s Asset System

DelinquencyStatus	Company’s Asset System

BorrowerBalance	Company’s Asset System

UCCAssignment	Company’s Asset System

Lockout	Loan Agreement or Promissory Note, Company’s Asset System

IsOrganic	Company’s Asset System

Deferral	Company’s Asset System

We found the information in the Data File to be in agreement with the corresponding information in the respective Source Documents.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the methodologies and information indicated in the Data File or Source Documents, or instructions provided by the Company, without verification or evaluation of such methodologies, information, and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, information, or instructions provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Source Documents which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loan being securitized, (iii) the compliance of the originator of the Loan with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

McLean, VA

July 7, 2020

Sample Loan Number	Loan Application Number	Sample Loan Number	Loan Application Number	Sample Loan Number	Loan Application Number	Sample Loan Number	Loan Application Number	Sample Loan Number	Loan Application Number	Sample Loan Number	Loan Application Number

1	400942	31	435657	61	420140	91	417315	121	405627	151	406181
2	407643	32	417375	62	408754	92	420618	122	397627	152	395692
3	407964	33	407568	63	420085	93	386075	123	362031	153	420919
4	334371	34	437316	64	361551	94	283552	124	415459	154	315202
5	421894	35	428766	65	291386	95	390458	125	318358	155	392846
6	413518	36	356836	66	429213	96	416015	126	282844	156	399563
7	434073	37	374371	67	400515	97	380392	127	337551	157	429508
8	293976	38	313585	68	397235	98	293172	128	321236	158	290046
9	393769	39	411449	69	419087	99	417080	129	422463	159	373665
10	429949	40	277003	70	426182	100	384565	130	432384	160	345515
11	411546	41	424479	71	425772	101	336366	131	375043	161	432146
12	409899	42	403811	72	414030	102	402435	132	422294	162	399616
13	405424	43	405920	73	275221	103	428888	133	406547	163	395247
14	342672	44	358542	74	296390	104	415194	134	430867	164	407181
15	411982	45	391050	75	397744	105	423641	135	435300	165	428688
16	401486	46	405759	76	400178	106	398744	136	430903	166	394649
17	402847	47	407464	77	423636	107	410834	137	442477	167	414187
18	396979	48	396381	78	417699	108	427886	138	422968	168	430111
19	389310	49	369231	79	421272	109	419107	139	427322	169	387984
20	429357	50	433741	80	423148	110	410094	140	425159	170	424047
21	444786	51	356764	81	423433	111	427398	141	418408	171	342056
22	335282	52	388159	82	394767	112	348282	142	410068	172	392951
23	396860	53	367783	83	418938	113	428557	143	387805	173	419527
24	334236	54	432579	84	433567	114	422558	144	393278	174	290692
25	382386	55	420366	85	337503	115	430500	145	418923	175	430595
26	436602	56	425415	86	431683	116	399085	146	397236	176	297356
27	439080	57	438219	87	288836	117	290178	147	355359	177	405216
28	434807	58	422704	88	383167	118	422461	148	423459	178	341202
29	348276	59	361757	89	431372	119	409803	149	400171	179	415504
30	386690	60	361855	90	421878	120	439138	150	414689	180	434483